Exhibit 99.1

AWBC – 2006 Q3 Revised Earnings

November 9, 2006

AMERICANWEST BANCORPORATION
CONTACT:	Robert M. Daugherty	President and CEO
	Diane L. Kelleher	Chief Financial Officer
(509) 467-6993

NEWS RELEASE

AMERICANWEST BANCORPORATION ANNOUNCES REVISION IN PREVIOUSLY ISSUED

THIRD QUARTER FINANCIAL RESULTS

Spokane, Washington –AmericanWest Bancorporation (Nasdaq: AWBC) announced today that its third quarter 2006 financial results, originally issued on October 24, 2006, have been revised to reflect an increase in its provision for loan losses of $2.4 million, the related tax effect of $0.9 million and an increase in net charge offs of $2.4 million. The increased provision was recorded in connection with the charge off of the remaining outstanding balance of a loan relationship previously classified as nonperforming in the October 24, 2006 earnings announcement. Based upon recently obtained information, management now deems it prudent to recognize these loans as losses as this is a complex bankruptcy and the anticipated time frame to achieve recovery is expected to be prolonged.

The two loans comprising the relationship were related to (1) private investments of the guarantor of the loans and (2) a casino operation located in Western Washington owned in part by the guarantor. These loans were classified as nonaccrual during the first quarter of 2006 after the principal guarantor filed for bankruptcy protection. During the first quarter of 2006, proceeds from liquidation of collateral of $1.5 million and recognition of a partial charge off of $2.4 million reduced the aggregate carrying value of the loans to $2.4 million. AmericanWest Bank will continue to pursue recovery of all amounts due through its membership, participation and key role in the Creditors’ Committee in the bankruptcy proceeding and, based on current information provided to the Committee, anticipates ultimately receiving recoveries on a portion of the loans charged-off.

The increased loan loss provision, net of related tax benefit, reduced the previously reported net income for the quarter and nine month period ended September 30, 2006 by $1.5 million or $0.13 per diluted share. On a revised basis, net income for the three and nine months ended September 30, 2006 was $0.9 million or $0.08 per diluted share and $5.4 million or $0.48 per diluted share, respectively. This compares to $3.2 million or $0.30 per diluted share for the three months ended September 30, 2005 and $9.9 million or $0.94 per diluted share for the nine months ended September 30, 2005.

On a revised basis, total nonperforming loans were $9.8 million or 0.83% of total gross loans at September 30, 2006 which is an improvement from $13.6 million or 1.14% of total gross loans as of June 30, 2006 and $14.5 million or 1.50% at December 31, 2005. Total nonperforming assets, including foreclosed real estate and other foreclosed assets, were $10.4 million or 0.76% of total assets at September 30, 2006 which is an improvement from $14.5 million or 1.05% of total assets as of June 30, 2006 and $16.7 million or 1.51% of total assets at December 31, 2005. The consistent improvements in these ratios since December 31, 2005 reflect both the reduction of nonperforming assets and the increase in AWBC’s asset base.

AWBC – 2006 Q3 Revised Earnings

November 9, 2006

The allowance for loan losses was $15.5 million at September 30, 2006 as compared to $14.5 million at June 30, 2006 and $14.4 million at December 31, 2005. At September 30, 2006 the allowance for loan losses as a percentage of total gross loans was 1.31% which compares to 1.22% at June 30, 2006 and 1.49% at December 31, 2005.

On a revised basis, the loan loss provision for the quarter ended September 30, 2006 was $3.7 million and for the nine months it was $5.2 million. This compares to $1.1 million and $2.4 million for the three months and nine months ended September 30, 2005, respectively. The increased loan loss provision in the third quarter is principally attributable to the specific charge off noted above and movement within the risk grades of the portfolio primarily in the agricultural category. For the three months ended September 30, 2006 net charge offs, annualized as a percentage of average gross loans were 0.91% as compared to 0.26% for the three months ended June 30, 2006. For the nine months ended September 30, 2006 and 2005, the annualized net charge offs were 0.73% and 0.69% of total average loans, respectively.

AmericanWest expects to file its Form 10-Q for the period ended September 30, 2006 on a timely basis. Updated financial tables reflecting the adjustments to provision for loan losses and related tax effects and outstanding loans are presented below.

BUSINESS SUMMARY:

AmericanWest Bancorporation is a bank holding company whose principal subsidiary is AmericanWest Bank, a community bank with 43 financial centers located in Eastern Washington and Northern Idaho, as well as loan production offices in Ellensburg, Washington and South Jordan, Utah. For further information on the Company or to access Internet banking, please visit our web site at www.awbank.net.

FORWARD LOOKING STATEMENTS:

This document contains comments and information that constitute “forward-looking statements” (within the meaning of the Private Securities Litigation Reform Act of 1995). The forward-looking statements herein are subject to risks and uncertainties that could cause actual results to differ materially from those expressed in or implied by such statements. Factors that may cause actual results to differ materially from those contemplated by such forward-looking statements include, among other things, the following possibilities: a change in general business and economic conditions; changes in the interest rate environment, deposit flows, loan demand, real estate values, and competition; changes in accounting principles, policies or guidelines; changes in legislation and regulation; other economic, competitive, governmental, regulatory, geopolitical and technological factors affecting the companies’ operations, pricing and services; legal and other impediments to the recovery of loan balances previously charged-off; and other risk factors referred to from time to time in filings made by the Company with the Securities and Exchange Commission. When used in this document, the words “believes,” “estimates,” “expects,” “should,” “anticipates” and similar expressions as they relate to either company or the proposed transaction are intended to identify forward-looking statements. Forward-looking statements speak only as to the date they are made. The Company does not undertake to update forward-looking statements to reflect circumstances or events that occur after the date the forward-looking statements are made.

AWBC – 2006 Q3 Revised Earnings

November 9, 2006

Additional Information and Where to Find It:

Investors and security holders may obtain and are urged to carefully review and consider AWBC’s public filings with the SEC. The documents filed by AWBC with the SEC may be obtained free of charge at AWBC’s website at www.awbank.net or at the SEC’s website at www.sec.gov. These documents may also be obtained free of charge from AWBC by requesting them in writing at AmericanWest Bancorporation, 41 W. Riverside Avenue, Suite 400, Spokane, Washington 99201, by emailing investorinfo@awbank.net, or by telephone at 509-232-1536.

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AWBC – 2006 Q3 Revised Earnings

November 9, 2006

AmericanWest Bancorporation

Selected Consolidated Financial Highlights

($ in thousands, except per share data and ratios; unaudited)

Consolidated Statements of Income:

	For the three months ended:
	9/30/2006	6/30/2006	9/30/2005
INTEREST INCOME
Interest and fees on loans	$24,447	$23,535	$18,423
Interest on securities	494	458	242
Other interest income	44	28	11

TOTAL INTEREST INCOME	24,985	24,021	18,676

INTEREST EXPENSE
Interest on deposits	7,281	6,551	4,110
Interest on borrowings	1,993	1,957	1,132

TOTAL INTEREST EXPENSE	9,274	8,508	5,242

NET INTEREST INCOME	15,711	15,513	13,434
Provision for loan losses	3,681	704	1,100

NET INTEREST INCOME AFTER PROVISION FOR LOAN LOSSES	12,030	14,809	12,334

NONINTEREST INCOME
Fees and service charges	1,467	1,388	1,253
Fees on mortgage sales	452	405	274
Other	845	397	438

TOTAL NONINTEREST INCOME	2,764	2,190	1,965

NONINTEREST EXPENSE
Salaries and employee benefits	7,748	7,376	5,775
Occupancy expense, net	1,064	1,018	820
Equipment expense	988	953	789
State business and occupation tax	383	312	244
Foreclosed real estate and other foreclosed assets expense	52	81	125
Intangible assets amortization	294	294	62
Other	2,716	2,650	2,708

TOTAL NONINTEREST EXPENSE	13,245	12,684	10,523

INCOME BEFORE PROVISION FOR INCOME TAX	1,549	4,315	3,776
PROVISION FOR INCOME TAXES	587	1,547	552

NET INCOME	$962	$2,768	$3,224

Basic earnings per share	$0.08	$0.24	$0.31
Diluted earnings per share	$0.08	$0.24	$0.30
Basic weighted average shares outstanding	11,373,559	11,317,386	10,425,258
Diluted weighted average shares outstanding	11,530,546	11,511,564	10,633,733
Ending book value per share	$13.18	$13.09	$11.16
Ending tangible book value per share	$9.59	$9.46	$9.77
Ending shares outstanding	11,376,497	11,362,267	10,443,123

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AWBC – 2006 Q3 Revised Earnings

November 9, 2006

AmericanWest Bancorporation

Selected Consolidated Financial Highlights

($ in thousands, except per share data and ratios; unaudited)

Consolidated Statements of Income:

	For the nine months ended:
	9/30/2006	9/30/2005
INTEREST INCOME
Interest and fees on loans	$66,839	$52,183
Interest on securities	1,410	913
Other interest income	123	42

TOTAL INTEREST INCOME	68,372	53,138

INTEREST EXPENSE
Interest on deposits	18,868	10,597
Interest on borrowings	5,057	2,312

TOTAL INTEREST EXPENSE	23,925	12,909

NET INTEREST INCOME	44,447	40,229
Provision for loan losses	5,167	2,365

NET INTEREST INCOME AFTER PROVISION FOR LOAN LOSSES	39,280	37,864

NONINTEREST INCOME
Fees and service charges	4,021	3,589
Fees on mortgage sales	1,137	1,010
Other	1,552	1,232

TOTAL NONINTEREST INCOME	6,710	5,831

NONINTEREST EXPENSE
Salaries and employee benefits	22,015	16,878
Occupancy expense, net	3,006	2,637
Equipment expense	2,828	2,294
State business and occupation tax	949	693
Foreclosed real estate and other foreclosed assets expense	559	544
Intangible assets amortization	688	188
Other	7,552	6,681

TOTAL NONINTEREST EXPENSE	37,597	29,915

INCOME BEFORE PROVISION FOR INCOME TAX	8,393	13,780
PROVISION FOR INCOME TAXES	3,014	3,875

NET INCOME	$5,379	$9,905

Basic earnings per share	$0.48	$0.95
Diluted earnings per share	$0.48	$0.94
Basic weighted average shares outstanding	11,114,884	10,388,358
Diluted weighted average shares outstanding	11,295,170	10,566,666

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AWBC – 2006 Q3 Revised Earnings

November 9, 2006

AmericanWest Bancorporation

Selected Consolidated Financial Highlights

($ in thousands, except per share data and ratios; unaudited)

Consolidated Statement of Condition:

	September 30, 2006	June 30, 2006	December 31, 2005	September 30, 2005
ASSETS
Cash and due from banks	$38,888	$41,467	$40,825	$46,843
Overnight interest bearing deposits with other banks	175	885	11,119	10,620

Cash and cash equivalents	39,063	42,352	51,944	57,463
Securities, available-for-sale at fair value	42,758	44,783	31,364	22,950
Loans, net of allowance for loan losses	1,166,842	1,174,790	947,893	977,610
Loans, held for sale	7,672	5,439	3,395	3,674
Accrued interest receivable	8,958	8,197	6,969	7,348
FHLB stock	6,319	6,319	5,397	5,397
Premises and equipment, net	27,320	26,574	21,762	21,938
Foreclosed real estate and other foreclosed assets	573	876	2,221	3,210
Bank owned life insurance	19,537	19,357	16,987	16,911
Goodwill	33,068	33,136	12,050	12,050
Intangible assets	7,800	8,094	2,391	2,454
Other assets	7,631	6,293	6,761	8,756

TOTAL ASSETS	$1,367,541	$1,376,210	$1,109,134	$1,139,761

LIABILITIES
Noninterest bearing demand deposits	$225,558	$223,561	$191,192	$195,154
Interest bearing deposits:
NOW, savings accounts and MMDA	472,974	443,250	391,876	434,376
Time, $100,000 and over	214,736	216,974	149,101	167,884
Other time	187,425	181,840	165,261	165,573

TOTAL DEPOSITS	1,100,693	1,065,625	897,430	962,987
FHLB advances	80,575	128,041	70,638	40,648
Other borrowings	5,190	3,441	899	1,079
Junior subordinated debt	20,620	20,620	10,310	10,310
Accrued interest payable	3,617	2,976	1,754	1,506
Other liabilities	6,926	6,812	6,626	6,713

TOTAL LIABILITIES	1,217,621	1,227,515	987,657	1,023,243
STOCKHOLDERS’ EQUITY
Common stock, no par	127,242	126,985	104,667	103,324
Retained earnings	22,666	22,045	17,967	14,000
Unearned compensation	—	—	(1,095)	(790)
Accumulated other comprehensive income (loss), net of tax	12	(335)	(62)	(16)

TOTAL STOCKHOLDERS’ EQUITY	149,920	148,695	121,477	116,518

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$1,367,541	$1,376,210	$1,109,134	$1,139,761

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AWBC – 2006 Q3 Revised Earnings

November 9, 2006

AmericanWest Bancorporation

Selected Consolidated Financial Highlights

($ in thousands, except per share data and ratios; unaudited)

Quarterly Financial Ratios, annualized:

	Three Months Ended
	9/30/2006	6/30/2006	9/30/2005
Return on average assets	0.28%	0.82%	1.15%
Return on average equity	2.55%	7.61%	11.19%
Efficiency ratio	70.10%	69.99%	67.93%
Noninterest income to average assets	0.80%	0.65%	0.70%
Noninterest expenses to average assets	3.85%	3.76%	3.77%
Net interest margin to average earning assets (1)	5.03%	5.07%	5.23%
Ending shareholders’ equity to assets	10.96%	10.80%	10.22%
Ending tangible shareholders’ equity to tangible assets	8.22%	8.05%	9.07%

Year to Date Financial Ratios, annualized:

	Nine Months Ended
	9/30/2006	9/30/2005

Return on average assets	0.56%	1.25%
Return on average equity	5.12%	11.97%
Efficiency ratio	72.15%	64.54%
Noninterest income to average assets	0.70%	0.74%
Noninterest expenses to average assets	3.92%	3.79%
Net interest margin to average earning assets (1)	5.07%	5.54%

(1)	Presented on a tax equivalent basis for tax exempt securities.

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AWBC – 2006 Q3 Revised Earnings

November 9, 2006

AmericanWest Bancorporation

Selected Consolidated Financial Highlights

($ in thousands, except per share data and ratios; unaudited)

Loan Portfolio:

	9/30/2006	6/30/2006	12/31/2005	9/30/2005
Commercial real estate	$605,097	$604,337	$501,328	$522,283
Commercial and industrial	281,956	297,855	226,964	225,761
Agricultural	155,875	157,290	119,355	124,111
Residential mortgage	74,910	69,564	58,803	52,605
Residential construction	40,523	35,548	33,906	40,921
Installment and other	24,846	25,559	22,527	28,341

Total loans	1,183,207	1,190,153	962,883	994,022
Allowance for loan losses	(15,477)	(14,527)	(14,361)	(16,013)
Deferred loan fees, net of deferred costs	(888)	(836)	(629)	(399)

Net loans	$1,166,842	$1,174,790	$947,893	$977,610

Nonperforming assets:

	9/30/2006	6/30/2006	12/31/2005	9/30/2005
Accruing loans over 90 days past due	$549	$0	$31	$1
Nonaccrual loans	9,255	13,577	14,452	17,241

Total nonperforming loans	$9,804	$13,577	$14,483	$17,242
Foreclosed real estate and other foreclosed assets	573	876	2,221	3,210

Total nonperforming assets	$10,377	$14,453	$16,704	$20,452
Total nonperforming loans to total gross loans	0.83%	1.14%	1.50%	1.73%
Total nonperforming assets to total assets	0.76%	1.05%	1.51%	1.79%
Allowance for loan loss to total gross loans	1.31%	1.22%	1.49%	1.61%
Quarterly net chargeoffs to average gross loans, annualized	0.91%	0.26%	0.67%	0.19%
Quarterly provision to average gross loans, annualized	1.23%	0.24%	0.00%	0.44%
Allowance for loan loss to nonperforming loans	157.86%	107.00%	99.16%	92.87%

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AWBC – 2006 Q3 Revised Earnings

November 9, 2006

AmericanWest Bancorporation

Selected Consolidated Financial Highlights

($ in thousands, except per share data and ratios; unaudited)

Allowance for Loan Losses:

	Three Months Ended
	9/30/2006	6/30/2006	9/30/2005
Balance, beginning of year	$14,527	$14,597	$15,377
Provision charged to operations	3,681	704	1,100
Loans charged-off	(3,006)	(917)	(517)
Recoveries	275	143	53

Balance, end of year	$15,477	$14,527	$16,013

	Nine Months Ended
	9/30/2006	9/30/2005
Balance, beginning of year	$14,361	$18,475
Provision charged to operations	5,167	2,365
Allowance related to acquired loans	2,068	—
Loans charged-off	(6,650)	(5,024)
Recoveries	531	197

Balance, end of year	$15,477	$16,013

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AWBC – 2006 Q3 Revised Earnings

November 9, 2006

AmericanWest Bancorporation

Selected Consolidated Financial Highlights

($ in thousands, except per share data and ratios; unaudited)

Quarterly Net Interest Margin:

	Three Months Ended Sept 30, 2006			Three months ended June 30, 2006			Three Months Ended Sept 30, 2005
($ in thousands)	Average Balance	Interest	%	Average Balance	Interest	%	Average Balance	Interest	%
Assets
Loans	$1,189,151	$24,447	8.16%	$1,178,263	$23,535	8.01%	$991,184	$18,423	7.37%
Taxable securities	33,361	386	4.59%	34,574	357	4.14%	14,916	154	4.10%
Nontaxable securities	10,769	165	6.08%	10,507	153	5.84%	8,616	133	6.12%
FHLB Stock	6,319	—	0.00%	6,319	—	0.00%	5,397	—	0.00%
Overnight deposits with other banks and other	3,106	44	5.62%	2,451	28	4.58%	2,469	11	1.77%

Total interest earning assets	1,242,706	25,042	7.99%	1,232,114	24,073	7.84%	1,022,582	18,721	7.26%

Noninterest earning assets	120,668			119,755			85,786

Total assets	$1,363,374			$1,351,869			$1,108,368

Liabilities
Interest bearing demand deposits	$91,827	$168	0.73%	$93,111	$172	0.74%	$68,169	$75	0.44%
Savings and MMDA deposits	352,140	2,700	3.04%	354,325	2,494	2.82%	331,962	1,803	2.15%
Time deposits	397,454	4,413	4.41%	384,128	3,885	4.06%	295,585	2,232	3.00%

Total interest bearing deposits	841,421	7,281	3.43%	831,564	6,551	3.16%	695,716	4,110	2.34%

Overnight borrowings	42,273	582	5.46%	70,294	894	5.10%	36,651	377	4.08%
Other borrowings	91,963	1,411	6.09%	72,309	1,063	5.90%	71,596	755	4.18%

Total interest bearing liabilities	975,657	9,274	3.77%	974,167	8,508	3.50%	803,963	5,242	2.59%

Noninterest bearing demand deposits	227,782			222,516			181,075
Other noninterest bearing liabilities	10,222			9,207			9,057

Total liabilities	1,213,661			1,205,890			994,095
Stockholders’ Equity	149,713			145,979			114,273

Total liabilities and stockholders’ equity	$1,363,374			$1,351,869			$1,108,368

Net interest income and spread		$15,768	4.22%		$15,565	4.34%		$13,479	4.67%

Net interest margin to average earning assets			5.03%			5.07%			5.23%

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AWBC – 2006 Q3 Revised Earnings

November 9, 2006

AmericanWest Bancorporation

Selected Consolidated Financial Highlights

($ in thousands, except per share data and ratios; unaudited)

Year to Date Net Interest Margin:

	Nine Months Ended September 30,
	2006			2005
($ in thousands)	Average Balance	Interest	%	Average Balance	Interest	%
Assets
Loans	$1,126,255	$66,839	7.93%	$941,025	$52,183	7.41%
Taxable securities	30,977	1,115	4.81%	17,459	621	4.76%
Nontaxable securities	9,865	447	6.06%	8,680	409	6.30%
FHLB Stock	6,055	—	0.00%	5,390	22	0.55%
Overnight deposits with other banks and other	3,005	123	5.47%	1,606	42	3.50%

Total interest earning assets	1,176,157	68,524	7.79%	974,160	53,277	7.31%

Noninterest earning assets	107,694			82,490

Total assets	$1,283,851			$1,056,650

Liabilities
Interest bearing demand deposits	$88,291	$482	0.73%	$64,815	$168	0.35%
Savings and MMDA deposits	342,342	7,175	2.80%	347,058	4,601	1.77%
Time deposits	368,025	11,211	4.07%	272,981	5,828	2.85%

Total interest bearing deposits	798,658	18,868	3.16%	684,854	10,597	2.07%

Overnight borrowings	43,544	1,668	5.12%	49,158	1,457	3.96%
Other borrowings	78,329	3,389	5.78%	29,038	855	3.94%

Total interest bearing liabilities	920,531	23,925	3.47%	763,050	12,909	2.26%

Noninterest bearing demand deposits	213,184			173,711
Other noninterest bearing liabilities	9,548			9,273

Total liabilities	1,143,263			946,034
Stockholders’ Equity	140,588			110,616

Total liabilities and stockholders' equity	$1,283,851			$1,056,650

Net interest income and spread		$44,599	4.32%		$40,368	5.05%

Net interest margin to average earning assets			5.07%			5.54%

The above net interest margin tables include nonaccrual loans in the average loan balances. Tax exempt securities income has been presented using a tax equivalent basis and an assumed tax rate of 34%.

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